THE SECURITIES TO WHICH THIS SHARE EXCHANGE AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the15th day of February, 2007

AMONG:

PANGLOBAL BRANDS INC., a Delaware corporation

(“Panglobal”)

AND:

MYNK Corporation, a Nevada corporation

(“Mynk”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF MYNK AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Selling Shareholders”)

WHEREAS:

A.                     The parties hereto wish to enter this Share Exchange Agreement (“Agreement”) whereby Panglobal will issue 3,749,995 shares of common stock in the capital of Panglobal for all of the issued and outstanding shares of Mynk to the Selling Shareholders on the basis of 0.2884615 shares of Panglobal for every one share of Mynk; and,

B                            Upon the terms and subject to the conditions set forth in this Agreement, Panglobal agrees to reimburse $390,000 of outstanding shareholder loans to Mynk, in shares of the common stock of Panglobal, $300,000 of outstanding shareholder loans, in cash, and up to $100,000 of outstanding amounts due to Capella Investments Inc., a shareholder of Mynk, for expenses incurred on behalf of Mynk, in cash.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.	DEFINITIONS

1.1                         Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;
(b)	“Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the Panglobal Shares to each of the Selling Shareholders;
(c)

“Closing” shall mean the completion of the Transaction, in accordance with Section 8 hereof, at which time the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(d)	“Closing Date” shall mean March 5, 2007, or a date mutually agreed upon by the parties hereto in writing and in accordance with Section 11.6 of this Agreement;
(e)	“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;
(f)

“Loss” shall mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Panglobal or Mynk including damages for lost profits or lost business opportunities.

(g)	“Mynk” shall have the meaning ascribed to it in the preamble to this Agreement;
(h)	“Mynk Common Stock” shall have the meaning ascribed to it in Section 3.3;
(i)	“Mynk Shares” shall mean the 13,000,000 shares of Mynk Common Stock held by the Selling Shareholders, being all of the issued and outstanding common shares of Mynk beneficially held, either directly or indirectly, by the Selling Shareholders;

(j)	“Panglobal” shall have the meaning ascribed to it in the preamble to this Agreement;
(k)

“Panglobal Shares” shall mean those 3,749,995 fully paid and non-assessable common shares of Panglobal to be issued in exchange for the Mynk Shares to the Selling Shareholders and the 875,000 fully paid and non-assessable common shares of Panglobal to be issued as reimbursement for the $390,000 in shareholder loans as described in Section 2 to this agreement to the Selling Shareholders by Panglobal on the Closing Date;

(l)	“SEC” shall mean the United States Securities and Exchange Commission;
(m)	“Selling Shareholders” shall have the meaning ascribed to it in the preamble to this Agreement;
(n)

“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments;

(o)	“Transaction” shall mean the exchange of the Mynk Shares and the Panglobal Shares and the reimbursement of the shareholder loans as described in Section 2 of this Agreement;
(p)	“1933 Act” shall mean the United States Securities Act of 1933, as amended;
(q)	“1934 Act” shall mean the United States Securities Exchange Act of 1934, as amended; and,
(r)	Schedules. The following schedules are attached to and form part of this Agreement:

Schedule 1	-	Selling Shareholders
Schedule 2	-	Certificate of Canadian or Other Non-U.S. Selling Shareholder
Schedule 3	-	Directors and Officers of Mynk
Schedule 4	-	Directors and Officers of Panglobal
Schedule 5	-	Mynk Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests
Schedule 6	-	Loan Repayment

Schedule 7	-	Mynk Material Contracts
Schedule 8	-	Certificate of U.S. Selling Shareholder
Schedule 9	-	Mynk Employees and Consultants
Schedule 10	-	Panglobal Undisclosed Liabilities

1.2                         Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.     AGREEMENT OF EXCHANGE OF SHARES AND REIMBURSEMENT OF LOANS

2.1                         Agreement of Exchange of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Panglobal, and Panglobal hereby covenants and agrees to purchase from the Selling Shareholders all of the Mynk Shares held by the Selling Shareholders.

2.2                         Consideration. As consideration for the sale of the Mynk Shares by the Selling Shareholders, Panglobal shall allot and issue the Panglobal Shares to the Selling Shareholders in the amount set out opposite each Selling Shareholder’s name in Schedule 1 to this Agreement on the basis of 0.2884615 Panglobal Shares for each one Mynk Share held by each Selling Shareholder. As further consideration for the sale of the Mynk Shares by the Selling Shareholders, Panglobal shall reimburse certain of the Selling Shareholders in the amount of money and shares as set out opposite each named Selling Shareholder’s name in Schedule 6 to this Agreement. The Selling Shareholders acknowledge and agree that the Panglobal Shares are being issued pursuant to a safe harbor from the prospectus and registration requirements of the 1933 Act. The Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by Applicable Securities Legislation. All certificates representing the Panglobal Shares issued on Closing will be endorsed with restrictive legends substantially in the same form as one of the two following legends pursuant to the 1933 Act, in order to reflect the fact that the Panglobal Shares are restricted securities and will be issued to the Selling Shareholders pursuant to a safe harbor from the registration requirements of the 1933 Act:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING

TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

or

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

If a Non-U.S. person, each Selling Shareholder agrees to fill in and execute Schedule 2 to this Agreement, and agrees that the representations set out in such schedule as executed by the Selling Shareholders will be true and correct as of the Closing Date.

If a U.S. person, each Selling Shareholder agrees to fill in and execute Schedule 8 to this Agreement, and agrees that the representations set out in such schedule as executed by the Selling Shareholders will be true and correct as of the Closing Date.

2.3                         Share Exchange Procedure. On Closing, each Selling Shareholder will exchange his certificate representing the Mynk Shares by delivering such certificate to Panglobal duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer and, if applicable, with all stock transfer and any other required documentary stamps affixed together with a completed and executed Schedule 2 or Schedule 8, as applicable, to this Agreement.

2.4                         Restricted Shares. Mynk and the Selling Shareholders acknowledge that the Panglobal Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed of, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with all applicable securities laws. Each Canadian Selling Shareholder acknowledges that there may be additional resale restrictions imposed by the securities regulatory body in their jurisdiction of residence. Each Selling Shareholder agrees that he has been given an opportunity to seek and obtain independent legal advice as to the resale restrictions applicable in their jurisdiction of residence, and under U.S. or other applicable securities laws generally. Panglobal has not undertaken, and will have no obligation, to register any of the Panglobal Shares under the 1933 Act, except as otherwise agreed in writing.

2.5                         Exemptions. The Selling Shareholders acknowledge that Panglobal has advised such Selling Shareholders that Panglobal is relying on an exemption from the prospectus and registration requirements of the Applicable Securities Legislation, and, as a consequence, the Selling Shareholders will not be entitled to certain protections, rights and remedies available under Applicable Securities Legislation, including statutory rights of rescission or damages, and the Selling Shareholders will not receive information that would otherwise be required to be provided to the Selling Shareholders pursuant to Applicable Securities Legislation.

2.6                         Canadian Resale Restrictions. Mynk and the Selling Shareholders acknowledge that Panglobal is not a reporting issuer in any province or territory of Canada and accordingly, any applicable hold periods under the Applicable Securities Legislation may never expire, and the Panglobal Shares may be subject to resale restrictions for an indefinite period of time. Additionally, the Selling Shareholders acknowledge that resale of any of the Panglobal Shares by the Selling Shareholders resident in Canada is restricted except pursuant to an exemption from the Applicable Securities Legislation.

3.	REPRESENTATIONS AND WARRANTIES OF MYNK

Mynk represents and warrants to Panglobal, and acknowledges that Panglobal is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Panglobal, as follows:

3.1                         Organization and Good Standing. Mynk is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

3.2                         Authority. Mynk has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Mynk Documents”) to be signed by Mynk and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of the Mynk Documents by Mynk and the consummation of the transactions contemplated hereby have been duly authorized by Mynk’s board of directors. No other corporate or shareholder proceedings on the part of Mynk is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Mynk Documents when executed and delivered by Mynk will be, duly executed and delivered by Mynk and this Agreement is, and the other Mynk Documents when executed and delivered by Mynk as contemplated hereby will be, valid and binding obligations of Mynk enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.

3.3                         Capitalization of Mynk. The entire authorized capital stock and other equity securities of Mynk consist of 100,000,000 shares of common stock with a par value of $0.001 per share (the “Mynk Common Stock”) and 10,000,000 shares of preferred stock with a par value of $0.01 per share. There are 13,000,000 shares of Mynk Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Mynk Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the general corporate laws of the State of Nevada and its articles and bylaws. There are no agreements purporting to restrict the transfer of the Mynk Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Mynk Common Stock, except the Shareholders’ Agreement dated April 28, 2006, as amended.

3.4                         Shareholders of Mynk Common Stock. The shareholders listed in Schedule 1 to this Agreement are the only registered and beneficial holders of the Mynk Shares.

3.5                         Directors and Officers of Mynk. The duly elected or appointed directors and officers of Mynk are as set out in Schedule 3 to this Agreement.

3.6	Wholly-Owned Subsidiary. Mynk has no wholly-owned subsidiaries.

3.7                         Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Mynk under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Mynk, or any of its material property or assets;

(b)	violate any provision of the articles or bylaws of Mynk; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Mynk or any of its material property or assets.

3.8                         Actions and Proceedings. To the best knowledge of Mynk, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Mynk or which involves any of the business, or the properties or assets of Mynk that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Mynk taken as a whole (a “Mynk Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Mynk Material Adverse Effect.

3.9	Compliance.
(a)

To the best knowledge of Mynk, Mynk is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Mynk;

(b)

To the best knowledge of Mynk, it is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Mynk Material Adverse Effect; and

(c)

To the best knowledge of Mynk, it has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Mynk has not received any notice of any violation thereof, nor is Mynk aware of any valid basis therefore.

3.10                      Filings, Consents and Approvals. To the best knowledge of Mynk , no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Mynk of the Transaction contemplated by this Agreement or to enable Mynk to continue to conduct its business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11                      Absence of Undisclosed Liabilities. Except as disclosed in this Agreement, Mynk does not have any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that could in the aggregate exceed $5,000, which have not heretofore been paid or discharged.

For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.12                      Absence of Changes. Except as disclosed in this Agreement, since its date of incorporation, Mynk has not:

(a)

failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;
(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Mynk to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;
(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);
(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

(j)

other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or
(l)	agreed, whether in writing or orally, to do any of the foregoing.

3.13                      Personal Property. Mynk possess, and has good and marketable title of all property necessary for the continued operation of the business of Mynk and as presently conducted and as represented to Panglobal. All such property is used in the business of Mynk. All such property is in reasonably good operating condition, and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Mynk are owned by Mynk free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 5 to this Agreement.

3.14	Intellectual Property. Mynk doe not have any intellectual property.

3.15                      Employees and Consultants. Mynk does not have any employees or consultants, except as set out on Schedule 9 to this Agreement.

3.16                      Real Property. Mynk does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Mynk is a party or is bound, as set out in Schedule 5 to this Agreement, is legal, valid, binding, enforceable and in full force and effect in all material respects. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms on the Closing Date. Mynk has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.17                      Material Contracts and Transactions. Schedule 7 to this Agreement lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Mynk is a party (each, a “Contract”). The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.18                      Certain Transactions. Mynk is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.19                      No Brokers. Mynk has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.20                      Completeness of Disclosure. No representation or warranty by Mynk in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Panglobal pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

3.21                      Financial Condition. Mynk has delivered unaudited financial information to Panglobal regarding its operations for the year ended December 31, 2006, which information is true in all material respects.

4.	REPRESENTATIONS AND WARRANTIES OF SELLING SHAREHOLDERS

Each of the Selling Shareholders jointly and severally represents and warrants to Panglobal, and acknowledges that Panglobal is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Panglobal, as follows:

4.1                         Each Selling Shareholder is the registered and beneficial owner of the number of Mynk Shares listed next to his or her name in Schedule 1 to this Agreement and each Selling Shareholder has no interest, legal or beneficial, direct or indirect, in any other shares of, or the assets or business of Mynk.

4.2                         Schedule 1 to this Agreement contains a true and complete list of each Selling Shareholder’s name and address.

4.3                         Each Selling Shareholder has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the beneficial title and ownership of the Mynk Shares to Panglobal.

5.	REPRESENTATIONS AND WARRANTIES OF PANGLOBAL

Panglobal represents and warrants to Mynk and the Selling Shareholders and acknowledges that Mynk and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Mynk or the Selling Shareholders, as follows:

5.1                         Organization and Good Standing. Panglobal is duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

5.2                         Authority. Panglobal has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Panglobal Documents”) to be signed by Panglobal and to perform its obligations hereunder and to consummate the Transaction contemplated hereby. The execution and delivery of each of the Panglobal Documents by Panglobal and the consummation by Panglobal of the Transaction contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Panglobal is necessary to authorize such documents or to consummate the Transaction contemplated hereby. This Agreement has been, and the other Panglobal Documents when executed and delivered by Panglobal as contemplated by this Agreement will be, duly executed and delivered by Panglobal and this Agreement is, and the other Panglobal Documents when executed and delivered by Panglobal, as contemplated hereby will be, valid and binding obligations of Panglobal enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;
(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.

5.3                         Private Placement. Prior to the closing of this Agreement, Panglobal will conduct and complete private placement sales of shares of its common stock at a purchase price per share of approximately $0.45 with a minimum aggregate price of sales of the offering of $4,000,000 and may offer up to $5,000,000at its discretion.

5.4                         Reimbursement of Expenses. Upon the Closing of this Agreement, Panglobal will reimburse Capella Investments Inc., a Selling Shareholder, for amounts up to $100,000 that reasonably have been spent on behalf of Mynk, provided that, no later than three business days before the Closing Date, Capella Investments Inc. provides Panglobal with receipts for such amounts in a form and with content acceptable to Panglobal. This amount for reimbursement is included in Schedule 6 “Loan Repayment.”

5.5                         Registration of Shares. Panglobal agrees to use its best efforts to file with the U.S. Securities and Exchange Commission, within a reasonable time following the Closing Date, a registration statement on Form SB-2 (or, if Form SB-2 is not then available, on such other form of registration statement as is then available) to effect a registration of half of the Panglobal Shares to enable the resale of the half of Panglobal Shares held by each Selling Shareholder.

5.6                         Capitalization of Panglobal. The entire authorized capital stock and other equity securities of Panglobal consist of 600,000,000 shares of common stock with a par value of $0.0001 (the “Panglobal Common Stock”). As of the date of this Agreement, there are 30,371,550 shares of Panglobal Common Stock issued and outstanding. Panglobal will have issued and outstanding no more than 41,482,661 shares of Panglobal Common Stock immediately prior to the issuance of the Panglobal Shares as contemplated by this Agreement, plus 250,000 outstanding stock options or, if those stock options are exercised, the underlying shares. All of the issued and outstanding shares of Panglobal Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Other than the share issuances contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Panglobal to issue any additional shares of Panglobal Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Panglobal any shares of Panglobal Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Panglobal Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Panglobal Common Stock other than those shares held by affiliates of Panglobal.

5.7                         Directors and Officers of Panglobal. The duly elected or appointed directors and the duly appointed officers of Panglobal are as listed on Schedule 4 to this Agreement.

5.8                         Corporate Records of Panglobal. The corporate records of Panglobal, as required to be maintained by it pursuant to the Delaware Corporations Code, are accurate, complete and current in all material respects, and the minute book of Panglobal is, in all material respects, correct and contains all material records required by the laws of the State of Delaware in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Panglobal.

5.9                         Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of this Transaction will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Panglobal under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Panglobal or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Panglobal; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Panglobal or any of its material property or assets.

5.10                                     Validity of Panglobal Shares. The Panglobal Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

5.11                                     Actions and Proceedings. To the best knowledge of Panglobal, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Panglobal, threatened against Panglobal which involves any of the business, or the properties or assets of Panglobal that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Panglobal taken as a whole (an “Panglobal Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such an Panglobal Material Adverse Effect.

5.12	Compliance.
(a)

To the best knowledge of Panglobal, Panglobal is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Panglobal;

(b)

To the best knowledge of Panglobal, Panglobal is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute an Panglobal Material Adverse Effect;

(c)

Panglobal has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Panglobal, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)

Panglobal has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Panglobal has not received any notice of any violation thereof, nor is Panglobal aware of any valid basis therefore.

5.13                      Filings, Consents and Approvals. Panglobal will conduct or obtain any filing, registration, permit or authorization from any public or governmental body or authority or other person that is necessary for the consummation by Panglobal of the Transaction contemplated by this Agreement and to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

5.14                      SEC Filings. Panglobal has furnished or made available to Mynk and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Panglobal with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Panglobal SEC Documents”). As of their respective dates, the Panglobal SEC Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such Panglobal SEC Documents.

5.15                      Absence of Undisclosed Liabilities. Except as disclosed in this Agreement, Panglobal does not have any material liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that could in the aggregate exceed $5,000, which have not heretofore been paid or discharged.

5.16                      Absence of Certain Changes or Events. Except as and to the extent disclosed in the Panglobal SEC Documents, there has not been:

(a)	a Panglobal Material Adverse Effect; or
(b)	any material change by Panglobal in its accounting methods, principles or practices.

5.17                      No Subsidiaries. Panglobal does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

5.18                      Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Panglobal, except as disclosed in the Panglobal SEC Documents.

5.19                      Employees and Consultants. Panglobal does not have any employees or consultants, except as disclosed in the Panglobal SEC Documents.

5.20                      Material Contracts and Transactions. There are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Panglobal is a party, except as disclosed in the Panglobal SEC Documents.

5.21                      No Brokers. Panglobal has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

5.22                      Certain Transactions. Panglobal is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

5.23                      Completeness of Disclosure. No representation or warranty by Panglobal in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Mynk pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

6.	CLOSING CONDITIONS

6.1                         Conditions Precedent to Closing by Panglobal. The obligation of Panglobal to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified. The Closing of the Transaction contemplated by this Agreement will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions of closing are for the benefit of Panglobal and may be waived by Panglobal in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of Mynk set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing

Date and Mynk will have delivered to Panglobal a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Mynk Canada respectively in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that Mynk and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents. This Agreement, the Mynk Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Panglobal, will have been executed and delivered to Panglobal.

(d)	Secretary’s Certificate – Mynk. Panglobal will have received a certificate from the Secretary of Mynk attaching:
(i)	a copy of Mynk’s articles, bylaws and all other incorporation documents, as amended through the Closing Date, and
(ii)	copies of resolutions duly adopted by the board of directors of Mynk approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.
(e)

Third Party Consents. Panglobal will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Panglobal.

(f)	No Material Adverse Change. No Mynk Material Adverse Effect will have occurred since the date of this Agreement.
(g)	No Action. No suit, action, or proceeding will be pending or threatened which would:
(i)	prevent the consummation of any of the transactions contemplated by this Agreement, or
(ii)	cause the Transaction to be rescinded following consummation.
(h)	Outstanding Shares. Mynk will have no more than 13,000,000 shares of Mynk Common Stock issued and outstanding on the Closing Date.
(i)

Due Diligence. Panglobal and its solicitors will be reasonably satisfied with their due diligence investigation of Mynk that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i)	materials, documents and information in the possession and control of Mynk or the Selling Shareholders that are reasonably germane to the Transaction,

(ii)	a physical inspection of the assets of Mynk by Panglobal or its representatives, and
(iii)	title to the material assets of Mynk.
(j)

Compliance with Securities Laws. Panglobal will have received evidence satisfactory to Panglobal that the Mynk Shares issuable in the Transaction will be issuable without registration pursuant to the 1933 Act and the Applicable Securities Legislation in reliance on a safe harbor from the registration requirements of the 1933 Act and the Applicable Securities Legislation; and

(k)

Mynk will have delivered its financial statements in US GAAP audited to September 31, 2006 and reviewed to December 31, 2006, which are materially in conformance with the unaudited information provided by Mynk to Panglobal.

6.2                         Conditions Precedent to Closing by Mynk and the Selling Shareholders. The obligation of Mynk and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified. The Closing of the Transaction will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions precedent are for the benefit of Mynk and the Selling Shareholders and may be waived by Mynk and the Selling Shareholders in their discretion.

(a)

Representations and Warranties. The representations and warranties of Panglobal set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Panglobal will have delivered to Mynk a certificate dated the Closing Date, to the effect that the representations and warranties made by Panglobal in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that Panglobal is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Panglobal must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Private Placement. Prior to the closing of this Agreement, Panglobal will conduct and complete private placement sales of shares of its common stock at a purchase price per share of approximately $0.45 with a minimum aggregate price of sales of the offering of $4,000,000 and may offer up to $4,500,000 at its discretion.

(d)	Compliance. Upon the closing of this Agreement, Panglobal will be in compliance with its reporting requirements under the 1934 Act.
(e)	Transaction Documents. This Agreement, the Panglobal Documents and all other documents necessary or reasonably required to consummate the

Transaction, all in form and substance reasonably satisfactory to Mynk, will have been executed and delivered by Panglobal.

(f)	Secretary’s Certificate - Panglobal. Mynk will have received a certificate from the Secretary of Panglobal attaching:
(i)	a copy of Panglobal’s articles, bylaws and all other incorporation documents, as amended through the Closing Date, and
(ii)	copies of resolutions duly adopted by the board of directors of Panglobal approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.
(g)	No Material Adverse Change. No Panglobal Material Adverse Effect will have occurred since the date of this Agreement.
(h)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(i)	prevent the consummation of any of the transactions contemplated by this Agreement, or
(ii)	cause the Transaction to be rescinded following consummation.
(i)

Outstanding Shares. Panglobal will have issued and outstanding no more than 41,482,661 shares of Panglobal Common Stock immediately prior to the issuance of the Panglobal Shares as contemplated by this Agreement.

(j)	Public Market. On the Closing Date, the shares of Panglobal Common Stock will be quoted on the National Association of Securities Dealers, Inc.’s OTC Bulletin Board.
(k)

Due Diligence Review of Financial Statements. Mynk and its accountants will be reasonably satisfied with their due diligence investigation and review of the Panglobal SEC Documents, and the contents thereof, prepared in accordance with the United States generally accepted accounting principles applied in a manner consistent with prior periods.

(l)	Panglobal Debts. Panglobal will have provided evidence that it has satisfied or will otherwise provide for payment of all material debt on its books and accounts payable.
7.	ADDITIONAL COVENANTS OF THE PARTIES

7.1   Notification of Financial Liabilities. Mynk will immediately notify Panglobal in accordance with Section 11.6 hereof, if Mynk receives any advice or notification from its independent certified public accounts that Mynk has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Mynk, any properties, assets, liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

7.2                         Access and Investigation. Between the date of this Agreement and the Closing Date, Mynk, on the one hand, and Panglobal, on the other hand, will, and will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;
(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and,

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

7.3                         Confidentiality. All information regarding the business of Mynk including, without limitation, financial information that Mynk provided to Panglobal during Panglobal’s due diligence investigation of Mynk will be kept in strict confidence by Panglobal and will not be used (except in connection with due diligence and except as required to file a news release and 8-K disclosure regarding the transaction to the public), dealt with, exploited or commercialized by Panglobal or disclosed to any third party (other than Panglobal’s professional accounting and legal advisors) without the prior written consent of Mynk. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Mynk, Panglobal will immediately return to Mynk (or as directed by Mynk) any information received regarding Mynk’s business. Likewise, all information regarding the business of Panglobal including, without limitation, financial information that Panglobal provides to Mynk during its due diligence investigation of Panglobal will be kept in strict confidence by Mynk and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Mynk or disclosed to any third party (other than Mynk’s professional accounting and legal advisors) without Panglobal’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Panglobal, Mynk will immediately return to Panglobal (or as directed by Panglobal) any information received regarding Panglobal’s business.

7.4                         Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.5                         Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Mynk and Panglobal will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Mynk or Panglobal, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

7.6                         Conduct of Mynk and Panglobal Business Prior to Closing. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, from the date of this Agreement to the Closing Date, and except to the extent that Panglobal otherwise consents in writing, Mynk will operate their respective business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Mynk otherwise consents in writing, Panglobal will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

7.7                         Full Disclosure Requirement. Mynk acknowledges that Panglobal is required to file with the SEC upon Closing a prospectus level disclosure document which includes discussion of all aspects of its business, financial affairs, risks and its management. Mynk and the Selling Shareholders will cooperate fully in providing Panglobal with all information and documentation reasonably requested.

7.8                         Post Closing - Panglobal. Panglobal acknowledges that the Selling Shareholders may require legal opinions on the removal of the restrictive legends on the share certificates pursuant to Rule 144 of the 1933 Act in order to sell their Panglobal Shares in the future. When a Selling Shareholder reasonably requests it of Panglobal, Panglobal will pay for an attorney of Panglobal’s choice to supply the legal opinion the Selling Shareholder and will cooperate fully in providing the Selling Shareholders with all information and documentation reasonably requested.

7.9                         Certain Acts Prohibited – Mynk. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Mynk will not, without the prior written consent of Panglobal:

(a)	amend its articles, bylaws or other incorporation documents;
(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Mynk except in the ordinary course of business;
(c)	dispose of or contract to dispose of any Mynk property or assets, except in the ordinary course of business consistent with past practice;
(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Mynk Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)	declare, set aside or pay any dividends on, or make any other distributions in respect of the Mynk Common Stock;
(f)	split, combine or reclassify any Mynk Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Mynk Common Stock; or,
(g)

materially increase benefits or compensation expenses of Mynk, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

7.10                                     Certain Acts Prohibited - Panglobal. Between the date of this Agreement and the Closing Date, Panglobal will not, without the prior written consent of Mynk:

(a)	incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Panglobal except in the ordinary course of business consistent with past practice;
(b)	dispose of or contract to dispose of any Panglobal property or assets except in the ordinary course of business consistent with past practice; or,
(c)

materially increase benefits or compensation expenses of Panglobal, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

7.11                                     Public Announcements. Until the Closing Date, Panglobal and Mynk each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement. Mynk acknowledges that Panglobal must comply with securities laws requiring full disclosure of material facts and agreements in which it is involved, and will co-operate to assist Panglobal in meeting its obligations.

8.	CLOSING

8.1                         Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Panglobal or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Mynk and Panglobal, provided such undertakings are satisfactory to each party’s respective legal counsel.

8.2                         Closing Deliveries of Mynk and the Selling Shareholders. At Closing, Mynk and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Panglobal:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Mynk evidencing approval of this Agreement and the Transaction;
(b)

if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)	share certificates representing the Mynk Shares as required by Section 2.3 of this Agreement;
(d)	all certificates and other documents required by Section 6.1 of this Agreement;
(e)	a certificate of an officer of each of Mynk, dated as of Closing, certifying that:
(i)	each respective covenant and obligation of Mynk has been complied with, and
(ii)	each respective representation, warranty and covenant of Mynk is true and correct at the Closing as if made on and as of the Closing; and
(f)	the Mynk Documents and any other necessary documents, each duly executed by Mynk, as required to give effect to the Transaction.

8.3                         Closing Deliveries of Panglobal. At Closing, Panglobal will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Mynk:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Panglobal evidencing approval of this Agreement and the Transaction;
(b)	share certificates representing the Panglobal Shares to the Selling Shareholders in the amounts as set out in Schedule 1 to this Agreement;
(c)	all certificates and other documents required by Section 6.2 of this Agreement;
(d)	stock option grant to David Long for 150,000 options exercisable for 5 years at a price of $0.45 per share;
(e)	payment for the shareholder loans set out in Schedule 6 to this Agreement;
(f)	a certificate of an officer of Panglobal, dated as of Closing, certifying that:
(i)	each covenant and obligation of Panglobal has been complied with, and
(ii)	each representation, warranty and covenant of Panglobal is true and correct at the Closing as if made on and as of the Closing; and
(g)	the Panglobal Documents and any other necessary documents, each duly executed by Panglobal, as required to give effect to the Transaction;
9.	TERMINATION

9.1                         Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Panglobal and Mynk;
(b)

Panglobal, if there has been a material breach by Mynk or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Mynk or the Selling Shareholders that is not cured, to the reasonable satisfaction of Panglobal, within ten business days after notice of such breach is given by Panglobal (except that no cure period will be provided for a breach by Mynk or the Selling Shareholders that by its nature cannot be cured);

(c)

Mynk, if there has been a material breach by Panglobal of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Panglobal that is not cured, to the reasonable satisfaction of Mynk, within ten business days after notice of such breach is given by Mynk (except that no cure period will be provided for a breach by Panglobal that by its nature cannot be cured);

(d)	Panglobal or Mynk, if the Transaction contemplated by this Agreement has not been consummated prior to April 30, 2007 unless Panglobal and Mynk agree to extend such date in writing; or
(e)	Panglobal or Mynk, if any injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement.

9.2                         Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, of this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

10.	INDEMNIFICATION, REMEDIES, SURVIVAL

10.1                      Certain Definitions. For the purposes of this Section 10, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses of an amount not less than $5,000, but excluding any indirect, consequential or punitive damages suffered by Panglobal or Mynk including damages for lost profits or lost business opportunities.

10.2                      Mynk Indemnity. Mynk will indemnify, defend, and hold harmless Panglobal and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Panglobal and its shareholders by reason of, resulting from, based upon or arising out of:

(a)

any misrepresentation, misstatement or breach of warranty of Mynk contained in or made pursuant to this Agreement, any Mynk Document or any certificate or other instrument delivered pursuant to this Agreement; and

(b)

the breach or partial breach by Mynk of any covenant or agreement of Mynk made in or pursuant to this Agreement, any Mynk Document or any certificate or other instrument delivered pursuant to this Agreement.

10.3                      Selling Shareholders Indemnity. The Selling Shareholders will and do hereby indemnify, defend, and hold harmless Panglobal and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Panglobal and its shareholders by reason of, resulting from, based upon or arising out of:

(a)	any breach by the Selling Shareholders of Section 2.2 of this Agreement; or

(b)

any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the certificate set out in Schedule 2 or Schedule 8, as applicable, to this Agreement, executed by each Selling Shareholder as part of the share exchange procedure detailed in Section 2.3 of this Agreement.

10.4                      Panglobal Indemnity. Panglobal will indemnify, defend, and hold harmless Mynk and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Mynk and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)

any misrepresentation, misstatement or breach of warranty of Panglobal contained in or made pursuant to this Agreement, any Panglobal Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Panglobal of any covenant or agreement of Panglobal made in or pursuant to this Agreement, any Panglobal Document or any certificate or other instrument delivered pursuant to this Agreement.

11.	GENERAL

11.1                      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties, indemnifications and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representations, warranties and agreements will survive the Closing Date and continue in full force and effect until two (2) years after the Closing Date.

11.2                      Further Assurances and Provision of Information. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement. Mynk and the Selling Shareholders agree to provide such information as requested by Panglobal in a timely manner prior to closing, and allow Panglobal and its representatives free access to all books, records, and other information of Mynk and to their personnel and advisors.

11.3                      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4                      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

11.5                      Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6                      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses specified by a party to the others from time to time for notice purposes. All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;
(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;
(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and
(d)	in the case of mailing, on the fifth business day following mailing.

11.7                      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8                      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9                      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.10                    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada applicable to contracts made and to be performed therein.

11.11                    Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

11.12                    Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.13                    Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

11.14                    Independent Legal Advice. All Selling Shareholders confirm that they have been given an opportunity to seek and obtain independent legal advice prior to execution of this Agreement and cannot and do not rely on the representations of Panglobal or its advisors respecting the legal effects of this Agreement.

11.15                    Schedules and Exhibits. The schedules and exhibits that are attached to this Agreement are incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

PANGLOBAL BRANDS INC. (a Delaware corporation)

Per:	/s/ Jacques Ninio
Authorized Signatory
Name: Jacques Ninio
	Title:	President

MYNK (a private Nevada corporation)

Per:	/s/ David Long
Authorized Signatory
Name: David Long
	Title:	President

SCHEDULE 1

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Selling Shareholders

Column I	Column II	Column III	Column IV
Name and Address	Signature (approving Share Exchange Agreement)	Number of Mynk Shares held before Closing	Number of Panglobal Shares to be received on Closing
Mapledown Limited P.O. Box 165, 19 Seaton Place, St. Helier, Jersey, Channel Islands Je48Rz	/s/ Mapledown Limited	2,666,667	769,230
Robert A. Thompson 300-1030 Hamilton St., Vancouver, B.C. V6B 2R9	/s/ Robert A. Thompson	1,150,000	331,730
Edward H. Margulius 300-3010 Hamilton St., Vancouver, B.C. V6B 2R9	/s/ Edward H. Margulius	1,150,000	331,730
David Long 1021 C Churchill Downs Ct., Charlotte, N.C. 28211	/s/ David Long	900,000	259,615
John Vandeweil 2314 Fisher Drive, Loganville, Georgia 30052	/s/ John Vandeweil	900,000	259,615
Donald L Harrison 1061 Stratford Drive, Watkinsville, Georgia 30677	/s/ Donald L Harrison	900,000	259,615
Capella Investments Inc. (a Nevada Company) 5226 Connaught Drive, Vancouver, B.C. V6M 3G4	/s/ Capella Investments Inc.	2,666,667	769,230
Gary Treisman, as trustee of the Gary Treisman Living Trust c/o Machinery Network 12121 Wilshire Blvd., Suite 525 Los Angeles, CA 90025	/s/ Gary Treisman	2,666,666	769,230
Total:		13,000,000	3,749,995

SCHEDULE 2

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Certificate of Canadian and Other Non-U.S. Shareholder

In connection with the issuance of common stock (“Panglobal Common Stock”) of Panglobal Brands Inc., a Delaware corporation (“Panglobal”), to the undersigned, pursuant to the Share Exchange Agreement dated February 15, 2007. (the “Agreement”), among Panglobal, Mynk Corporation (“Mynk”), and the Selling Shareholders of Mynk as set out in the Agreement, the undersigned hereby agrees, represents and warrants that:

1.            the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.            none of the Panglobal Common Stock have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

3.          Panglobal is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Panglobal from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

4.            the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Panglobal Common Stock and, with respect to applicable resale restrictions, is solely responsible (and Panglobal is not in any way responsible) for compliance with applicable resale restrictions;

5.           none of the Panglobal Common Stock is listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Panglobal Common Stock will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Panglobal on the OTC Bulletin Board;

6.            the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Panglobal Common Stock as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Panglobal Common Stock;

8.           neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Panglobal Common Stock;

9.            the Panglobal Common Stock are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

10.          the undersigned acknowledges and agrees that Panglobal shall refuse to register any transfer of Panglobal Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

11.         the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

12.          No person has made to the undersigned any written or oral representations: (i) that any person will resell or repurchase any of the Panglobal Common Stock; (ii) that any person will refund the purchase price of any of the Panglobal Common Stock; (iii) as to the future price or value of any of the Panglobal Common Stock; or (iv) that any of the Panglobal Common Stock will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Panglobal Common Stock on any stock exchange or automated dealer quotation system, except the OTCBB.

13.	the undersigned is:
(i)	resident in British Columbia, and is an “Accredited Investor”, as the term is defined in NI 45-106; or
(ii)	if the undersigned is not an Accredited Investor within the meaning assigned in NI 45-106, the undersigned is resident in British Columbia and is: (check one or more of the following boxes):

(A)	a director, officer, employee or control person of Panglobal	[ ]
(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of Panglobal	[ ]
(C)	a close personal friend of a director, senior officer or control person of Panglobal	[ ]
(D)	a close business associate of a director, senior officer or control person of Panglobal	[ ]

(a)

if the undersigned has checked one or more of boxes B, C or D in paragraph 5.1(x)(ii) above, the director(s), senior officer(s), or control person(s) of Panglobal with whom the undersigned has the relationship is :

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

14.          The undersigned acknowledges and agrees that the shareholder may be required by Panglobal to provide such additional documentation as may be reasonably required by Panglobal and its legal counsel in determining the shareholder’s eligibility to acquire the Panglobal Shares under the Applicable Securities Legislation.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date:	, 2007

Signature

Print Name

Title (if applicable)

Address

Telephone number

SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Directors and Officers of Mynk

Name and Positions held

David Long, President, Chief Executive Officer and Director

Edward Margulius, Chief Financial Officer, Secretary, Treasurer and Director

SCHEDULE 4

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK and THE SELLING SHAREHOLDERS OF MYNK

Directors and Officers of Panglobal

Name and Positions held

Jacques Ninio, President and Director

Felix Wasser, Chief Financial Officer and Director

Stephen Soller, Chief Executive Officer and Director

SCHEDULE 5

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK and THE SELLING SHAREHOLDERS OF MYNK

Mynk Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests

Leases and Subleases: Nil

Claims: Nil

Capital Expenditures: Nil

Taxes: Nil

Property Interests: Nil

Equipment Leases: Nil

SCHEDULE 6

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK (the “AGREEMENT”)

Loan Repayment

Column I	Column II	Column III	Column IV
Name	Outstanding Loan Amount	Amount of Shares to be reimbursed	Amount to be reimbursed in cash
Mapledown Limited	$430,000	325,000	$300,000
Capella Investments Inc.	$130,000	325,000	Nil
Gary Treisman, as trustee of the Gary Treisman Living Trust	$130,000	325,000	Nil
Capella Investments Inc.	Up to $100,000, to be determined in accordance with Section 5.4 to the Agreement	Nil	Up to $100,000, to be determined in accordance with Section 5.4 to the Agreement
Total:	$650,000 plus up to $100,000	975,000	$300,000 plus up to $100,000

SCHEDULE 7

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Mynk Material Contracts and Undisclosed Liabilities

Material Contracts:

Undisclosed Liabilities:

1.	Legal Fees:
2.	Professional fees payable to independent auditing firm for preparation and audit of financial statements of Mynk.

SCHEDULE 8

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Certificate of U.S. Selling Shareholder

In connection with the issuance of common stock (“Panglobal Common Stock”) of Panglobal Brands Inc., a Delaware corporation (“Panglobal”), to the undersigned, pursuant to the Share Exchange Agreement dated February 15, 2007 (the “Agreement”), among Panglobal, Mynk Corporation (“Mynk”), and the Selling Shareholders of Mynk as set out in the Agreement, the undersigned hereby agrees, represents and warrants that:

1.            Panglobal is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Panglobal from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

2.            the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Panglobal Common Stock and, with respect to applicable resale restrictions, is solely responsible (and Panglobal is not in any way responsible) for compliance with applicable resale restrictions;

3.            none of the Panglobal Common Stock is listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Panglobal Common Stock will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Panglobal on the OTC Bulletin Board;

4.            neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Panglobal Common Stock;

5.            the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

6.            No person has made to the undersigned any written or oral representations: (i) that any person will resell or repurchase any of the Panglobal Common Stock; (ii) that any person will refund the purchase price of any of the Panglobal Common Stock; (iii) as to the future price or value of any of the Panglobal Common Stock; or (iv) that any of the Panglobal Common Stock will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Panglobal Common Stock on any stock exchange or automated dealer quotation system, except the OTCBB.

The shareholder acknowledges and agrees that the shareholder may be required by Panglobal to provide such additional documentation as may be reasonably required by Panglobal and its legal counsel in determining the shareholder’s eligibility to acquire the Panglobal Shares under the Applicable Securities Legislation.

7. The following Questionnaire is for use by each Selling Shareholder who is a U.S. person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) is acquiring shares of Panglobal Brands Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each Selling Shareholder will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Panglobal Common Stock will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Panglobal Common Stock or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Selling Shareholder agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Selling Shareholder covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Selling Shareholder satisfies)

Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;
Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
Category 6	A director or executive officer of the Company;
Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Selling Shareholders claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Selling Shareholder's status as an Accredited Investor.

If the Selling Shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

________________________________________________________________________

The Selling Shareholder hereby certifies that the information contained in this Questionnaire is complete and accurate and the Selling Shareholder will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Selling Shareholder represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______day of ________________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:
Print or Type Name of Entity	Signature
Signature of Authorized Signatory	Print or Type Name
Type of Entity	Social Security/Tax I.D. Number

SCHEDULE 9

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Mynk Employees and Consultants

CW1044999.5

SCHEDULE 10

TO THE SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2007 AMONG PANGLOBAL, MYNK AND THE SELLING SHAREHOLDERS OF MYNK

Panglobal Undisclosed Liabilities

1. Legal Fees: $_____________

2. Professional fees payable to independent auditing firm for preparation and audit of financial statements of Panglobal.

3. Transfer Agent Fees:

4. Property Lease (attached)